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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  May 2, 2003


                         AMR CORPORATION
     (Exact name of registrant as specified in its charter)


        Delaware                    1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

AMR Corporation is furnishing herewith first quarter supplementary data and current expectations for fuel, traffic and capacity for the second quarter.



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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  May 2, 2003




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AMR EAGLE EYE

                                                       May 2,2003

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and demand, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events  of September 11, 2001 on the Company, the impact  of  the recent bankruptcies of United Airlines and US Airways, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2002.


First Quarter Update


Since AMR did not hold a conference call following the release of our earnings, we want to provide some guidance, which normally would have been covered during the call. The attached information is more comprehensive than our normal Eagle Eye update for this reason.

Please call if you have any questions.




                                    Kathy Bonanno
                                    Director, Investor Relations





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    AMR EAGLE EYE

 Period ending 1Q03 supplementary data

Balance Sheet Update:
 Cash Balance: Approximately $1.8 billion of which $550 was restricted Unencumbered aircraft value remains unchanged from prior quarter at $2.9 billion
 Net debt balance of $19.8 billion with net debt/capital ratio of 100%

Unit Revenue Perform ance by Entity:       Yr/Yr Change - B/(W)
Domestic                                            (3.2%)
Atlantic                                             1.0%
Latin                                                0.0%
Pacific                                            (26.4%)
System                                              (3.0%)

Unit Cost Performance                      Yr/Yr Change - B/(W)
 Report unit cost                                   (0.8%)
 Fuel adjusted unit cost                             3.5%

Fuel:
Average cost/gallon was 94 cents, up 40% yr/yr from 1Q02
Fuel hedging gains totaled $68M in 1Q03 or  9.4 cent/gal benefit on fuel cost


Forward Guidance

Fuel Hedge Position:
2Q03           Hedged on 35% of consumption at $23/bbl WTI Crude
Rest of 2003   Hedged on 30% of consumption at $23/bbl WTI Crude

Consensual labor savings phase-in by quarter:
2Q03    $200 M
3Q03    $400 M
4Q03    $450 M (steady state)

Unit Cost Forecast:
Given the fluidity of recent events, forward looking cost guidance will be deferred until later in the quarter


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Capacity, Traffic and Fuel

                                           -------Forecast--------
                                            Apr    May    Jun   2Q03
           AA Mainline Ops:
              Capacity yr/yr H/(L) *       (6.5%) (10.2%) (6.9%) (8.0%)
              Traffic yr/yr H/(L) *        (4.8%) (12.2%) (6.6%) (8.2%)

              Fuel (cents/gal incl. tax)     89      82     81     84
               Fuel cost/gal yr/yr B/(W)  (17.4%)  (9.1%) (8.5%)(11.6%)

              Fuel Consumption (mil. gal.)  244     251    253    748


        American Eagle:
              Capacity yr/yr H/(L)         21.3%   23.6%  23.3%  22.6%
              Traffic yr/yr H/(L)          25.4%   25.6%  22.8%  24.6%



        *  AA Traffic and Capacity results are actual for April